                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            ZOLL MEDICAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

    (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

    (3)  Filing Party:

          ----------------------------------------------------------------------

    (4)  Date Filed:

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

                            ZOLL MEDICAL CORPORATION
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON WEDNESDAY, FEBRUARY 11, 2004
                             ---------------------

     NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of ZOLL Medical Corporation (the "Company") will be held on February 11, 2004 at 10:00 a.m. at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 for the following purposes:

          1. To elect three Class III directors of the Company to serve until the 2007 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

          2. To approve an amendment and restatement of the Company's 2001 Stock Incentive Plan; and

          3. To consider and act upon any other matters which may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

     The Board of Directors has fixed the close of business on December 9, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Stockholders of record of the Company's common stock, par value $0.02 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy which is being solicited by the Board of Directors and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                          By Order of the Board of Directors

                                          RAYMOND C. ZEMLIN
                                          Clerk

Chelmsford, Massachusetts
December 23, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                            ZOLL MEDICAL CORPORATION
                                 269 MILL ROAD
                        CHELMSFORD, MASSACHUSETTS 01824
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                      2004 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 11, 2004

                                                               December 23, 2003

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ZOLL Medical Corporation (the "Company") for use at the 2004 Annual Meeting of Stockholders of the Company to be held on Wednesday, February 11, 2004 at 10:00 a.m., and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon (i) the election of three Class III directors of the Company; (ii) an amendment and restatement of the Company's 2001 Stock Incentive Plan (the "Amended Plan") and (iii) any other matters properly brought before the Annual Meeting.

VOTING

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about December 23, 2003. The Board of Directors has fixed the close of business on December 9, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company common stock, par value $0.02 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 9,136,595 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. Votes may be cast FOR or WITHHELD FROM each nominee. Votes cast FOR the nominees will count as "yes votes"; votes that are WITHHELD FROM the nominees will be excluded entirely from the vote and will have no effect. The Amended Plan shall be approved by a majority of the shares voting on the approval of the Amended Plan. Votes may cast FOR or AGAINST the approval of the Amended Plan. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the election of directors or the approval of the Amended Plan.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR CLASS III DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT AND FOR THE APPROVAL OF THE AMENDED PLAN. IT IS NOT ANTICIPATED THAT ANY MATTER OTHER THAN THAT SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED,

PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES AND A VOTE FOR THE AMENDED PLAN.

     A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Clerk of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

     The Company's 2003 Annual Report, including the Company's audited financial statements for the fiscal year ended September 28, 2003, is being mailed to stockholders concurrently with this Proxy Statement.

                                   PROPOSAL 1

                        ELECTION OF A CLASS OF DIRECTORS

     The Board of Directors of the Company is currently comprised of eight members and is divided into three classes, with the directors in each class serving for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each succeeding annual meeting of stockholders.

     At the Annual Meeting, three Class III directors will be elected to serve until the 2007 Annual Meeting and until their successors are duly elected and qualified. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Richard A. Packer, James W. Biondi, M.D. and Robert J. Halliday for election as Class III directors (the "Nominees"). The Board of Directors anticipates that each of the Nominees will serve as a director if elected. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

INFORMATION REGARDING NOMINEES AND DIRECTORS

     The following table sets forth certain information with respect to the three Nominees for election as directors at the Annual Meeting and those continuing directors of the Company whose terms expire at the annual meetings of stockholders in 2005 and 2006 based on information furnished to the Company by each director. The following information is as of November 1, 2003 unless otherwise specified.

                                                              AMOUNT AND NATURE OF
       NAME AND PRINCIPAL OCCUPATION               DIRECTOR   BENEFICIAL OWNERSHIP   PERCENT
            FOR PAST FIVE YEARS              AGE    SINCE      OF COMMON STOCK(1)    OF CLASS
-------------------------------------------  ---   --------   --------------------   --------
                 CLASS III NOMINEES FOR ELECTION AT THE 2004 ANNUAL MEETING

Richard A. Packer..........................  46      1996           121,300(2)           1%
  Mr. Packer joined the Company in 1992 and
  in November 1999 was appointed Chairman
  of the Board of Directors and Chief
  Executive Officer. Mr. Packer served as
  President, Chief Operating Officer and
  Director from 1996 to his appointment as
  CEO. From 1992 to 1996 he has served as
  Chief Financial Officer and Vice
  President of Operations of the Company.
  From 1987 to 1992, Mr. Packer served as
  Vice President of various functions for
  Whistler Corporation, a consumer
  electronics company. Prior to this, Mr.
  Packer was a manager with the consulting
  firm of PRTM/KPMG, specializing in
  operations of high technology companies.
  Mr. Packer is a director of LifeCor, Inc.
  and serves as a member of the
  Compensation Committee of LifeCor, Inc.
  Mr. Packer received B.S. and M. Eng.
  degrees from the Rensselaer Polytechnic
  Institute and an M.B.A. from the Harvard
  Graduate School of Business
  Administration.

James W. Biondi, M.D. .....................  47      1999            11,250(3)           *
  Dr. Biondi has served as Chairman of
  Cardiopulmonary Corp. since its founding
  in 1988, and Chief Executive Officer and
  President since 1992. Cardiopulmonary
  Corp. designs, develops and assembles
  advanced software driven ventilators used
  for the treatment of anesthesia and
  intensive care patients and information
  systems for applied respiratory care. Dr.
  Biondi serves as Chairman of Ivy
  Biomedical Systems, Inc. Dr. Biondi
  received a B.S. Degree from Rensselaer
  Polytechnic Institute and a M.D. degree
  from Albany Medical College.


                                                              AMOUNT AND NATURE OF
       NAME AND PRINCIPAL OCCUPATION               DIRECTOR   BENEFICIAL OWNERSHIP   PERCENT
            FOR PAST FIVE YEARS              AGE    SINCE      OF COMMON STOCK(1)    OF CLASS
-------------------------------------------  ---   --------   --------------------   --------
Robert J. Halliday.........................  49      2003                 0(4)           *
  Mr. Halliday has served as Varian
  Semiconductor's Vice President and Chief
  Financial Officer since March 2001. Prior
  to joining Varian Semiconductor, Mr.
  Halliday was Vice President and Chief
  Financial Officer of Unica Corporation, a
  software company. Previously, Mr.
  Halliday had held the positions of Chief
  Operating Officer and Chief Financial
  Officer in 2000 of Ionics, Inc., a
  manufacturer of water treatment capital
  equipment. Mr. Halliday had been Chief
  Financial Officer of Ionics, Inc. from
  1990 and additionally, Group Vice
  President of the Consumer Water Group of
  Ionics, Inc. from 1996 to 2000. Mr.
  Halliday received an MBA degree from The
  Wharton School of Finance and a B.S. from
  the University of Pennsylvania's Wharton
  School, and he is a Certified Public
  Accountant.

                   CLASS I CONTINUING DIRECTORS -- TERM TO EXPIRE IN 2005

Daniel M. Mulvena..........................  55      1998            10,250(5)           *
  Mr. Mulvena is the owner of Commodore
  Associates, Inc., a consulting company.
  From 1992 to 1995, Mr. Mulvena was a
  Group Vice President of Boston Scientific
  Corporation. Mr. Mulvena serves as
  Chairman of the Board of Directors of
  Cambridge Heart, Inc. He is also a
  director of Thoratec Corporation and
  Magna-Lab, Inc. He serves as a member of
  the Compensation Committee of Thoratec
  Corporation.


Benson F. Smith............................  56      2000             7,750(6)           *
  Mr. Smith is a Senior Consultant at
  Gallup Organization, a research
  organization. Mr. Smith was formerly
  President, Chief Operating Officer and a
  member of the Board of Directors of C.R.
  Bard, Inc. Mr. Smith worked at C.R Bard,
  Inc. in various capacities for 25 years
  until his retirement in 1998. Mr. Smith
  currently serves as a director of
  Rochester Medical Corporation, as well as
  a board member for a variety of academic
  and health-related organizations.

                                                              AMOUNT AND NATURE OF
       NAME AND PRINCIPAL OCCUPATION               DIRECTOR   BENEFICIAL OWNERSHIP   PERCENT
            FOR PAST FIVE YEARS              AGE    SINCE      OF COMMON STOCK(1)    OF CLASS
-------------------------------------------  ---   --------   --------------------   --------
                    CLASS II CONTINUING DIRECTORS -- TERM TO EXPIRE 2006

Willard M. Bright, Ph.D. ..................  89      1983            93,450(7)           1%
  Dr. Bright previously served as Chairman
  of the Board of Directors of the Company.
  Prior to joining the Company, Dr. Bright
  served as President and Chief Executive
  Officer of The Kendall Company and
  Boehringer Mannheim Corporation, a
  medical products manufacturers, and
  President and director of Curtiss-Wright
  Corp., an aerospace and industrial
  products manufacturer.


Thomas M. Claflin, II......................  62      1980            19,195(8)           *
  Mr. Claflin is a principal of Claflin
  Capital Management, Inc., a venture
  capital firm, and general partner of its
  venture capital partnerships. Mr. Claflin
  is a director of Point Therapeutics,
  Inc., where he serves as a member of its
  Compensation Committee.


M. Stephen Heilman, M.D. ..................  70      1996            10,250(9)           *
  Dr. Heilman founded and has served as
  Chairman and Chief Executive Officer of
  LifeCor, Inc., a medical device company,
  since 1986. Dr Heilman also founded and
  has served as Chairman and Chief
  Executive Officer of Vascor, Inc. since
  1986 and also founded Medrad, Inc. in
  1964. Dr. Heilman is a director of
  SkyMark Corporation, Medrad, Inc. and
  serves as the Chairman of the Board of
  Directors of Alle-Kiski Medical Center.
All directors and executive officers as a
  Group (16 persons).......................                         435,038(10)        4.8%

---------------

   * Less than 1%.

 (1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to the information contained in the other footnotes to this table.

 (2) Includes 108,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2003. Does not include 60,000 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2003.

 (3) Includes 10,250 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2003. Does not include 750 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2003.

 (4) Does not include 10,000 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2003.

 (5) Represents 10,250 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2003. Does not include 750 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2003.

 (6) Represents 7,750 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2003. Does not include 3,250 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2003.

 (7) Represents 78,200 shares of Common Stock held by the Willard M. Bright Revocable Inter Vivos Trust dated August 2, 1990 and 15,250 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2003. Does not include 750 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2003.

 (8) Includes 10,250 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2003. Does not include 750 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2003.

 (9) Includes 10,250 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2003. Does not include 750 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2003.

(10) Includes 322,121 shares of Common Stock issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days after November 1, 2003. Does not include 200,129 options to purchase Common Stock which are not exercisable within 60 days of November 1, 2003. Does not include shares of Common Stock owned by two executive officers through one of the funds (the ZOLL Medical Corporation Employer Stock Fund) in the ZOLL Medical Corporation Employer Savings Plan.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of the Company held 4 meetings during the fiscal year ended September 28, 2003. Each of the directors attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and of the committees of which he was a member which were held during the period he was a director or committee member.

     The Company has standing Audit, Compensation, and Nominating and Corporate Governance Committees.

     During the 2003 fiscal year the members of the Audit Committee were Messrs. Smith (as Chairman) and Claflin and Dr. Heilman. On November 4, 2003 Mr. Halliday became a member of the Audit Committee. Each of the members of the Audit Committee for 2004 will be independent. The Board of Directors has determined that Robert J. Halliday qualifies as the "audit committee financial expert" and is "independent" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee has a written charter adopted by the Board of Directors, which charter was attached as an exhibit to the proxy statement for the Company's 2002 Annual Meeting and will be available shortly on the Company's website at www.zoll.com and will be sent in paper form to any stockholder who submits a request to the Company's Clerk at the address listed on page 1. The Board of Directors and the Audit Committee have adopted an Audit Committee Complaint Procedure, which is attached as Exhibit A to this Proxy Statement, is available on the Company's website at www.zoll.com, and will be sent in paper form to any stockholder who submits a request to the Company's Clerk at the address listed on page 1. The Audit Committee is responsible for assisting the Board of Directors in general oversight and monitoring of management's and the independent auditor's participation in the Company's financial reporting process and its primary objective in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence of the Company's external independent auditor. During the fiscal year ended September 28, 2003, the Audit Committee held 4 meetings. The Audit Committee's report on the Company's audited financial statements for the fiscal year ended September 28, 2003 appears elsewhere in this Proxy Statement.

     During the 2003 fiscal year, the members of the Compensation Committee were Mr. Mulvena (as Chairman) and Dr. Biondi. The Compensation Committee is comprised entirely of non-employee, independent members of the Board of Directors. The Company has adopted a Compensation Committee Charter. A copy of the Compensation Committee Charter will be available shortly on the Company's website at www.zoll.com and will be sent in paper form to any stockholder who submits a request to the Company's Clerk at the address listed on page 1. The Compensation Committee (i) annually reviews and makes recommendations to the Board of Directors with respect to the compensation of all directors, officers and members of senior management of the Company (other than the Chief Executive Officer), (ii) reviews and approves the corporate goals and objectives that may be relevant to the compensation of the Chief Executive Officer and evaluates the Chief Executive Officer's performance in light of the goals and objectives that were set for the Chief Executive Officer and determines the Chief Executive Officer's compensation based on such evaluation, and (iii) administers the Company's 2001 Stock Incentive Plan, 1992 Stock Option Plan and the Non-Employee Directors' Stock Option Plan. During the fiscal year ended September 28, 2003, the Compensation Committee held one meeting. The Compensation Committee's report on executive compensation appears elsewhere in this Proxy Statement.

     During the 2003 fiscal year, the members of the Nominating and Corporate Governance Committee were Messrs. Claflin (as Chairman) and Mulvena. The Nominating and Corporate Governance Committee is comprised entirely of non-employee, independent members of the Board of Directors. The Company has adopted a Nominating and Corporate Governance Committee Charter. A copy of the Nominating and Corporate Governance Committee Charter will be available shortly on the Company's website at www.zoll.com and will be sent in paper form to any stockholder who submits a request to the Company's Clerk at the address listed on page 1. The Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board of Directors a set of corporate governance guidelines and periodically reviewing such guidelines and recommending any changes to them. In addition, the Nominating and Corporate Governance Committee reviews and evaluates potential nominees for election or appointment to the Board of Directors and recommends such nominees to the full Board of Directors. The Nominating and Corporate Governance Committee will consider a nominee for election to the Board of Directors recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the Company's By-laws. See "Other
Matters -- Stockholder Proposals" for a summary of these requirements. The Nominating and Corporate Governance Committee recommended that Mr. Packer, Dr. Biondi and Mr. Halliday be nominated for election to serve as Class III directors, to serve until the 2007 Annual Meeting. During the fiscal year ended September 28, 2003, the Nominating and Corporate Governance Committee held 3 meetings.

DIRECTOR INDEPENDENCE

     The Board of Directors has determined that each of Dr. Biondi, Mr. Claflin, Mr. Halliday, Mr. Mulvena and Mr. Smith is an "independent director" in accordance with newly-adopted corporate governance rules of the National Association of Securities Dealers as a result of having no relationship with the Company other than (1) serving as a director and a Board of Directors committee member, (2) receiving related fees as disclosed in this Proxy Statement and (3) having beneficial ownership of Company Common Stock as disclosed in the section of this Proxy Statement entitled "Proposal
1 -- Election of a Class of Directors -- Information Regarding Nominees and Directors." Therefore, the Company currently has a majority of "independent directors."

MEETINGS OF INDEPENDENT DIRECTORS

     Independent directors of the Company regularly meet in executive sessions outside the presence of management. Currently, the independent directors of the Company are Dr. Biondi, Mr. Claflin, Mr. Halliday, Mr. Mulvena and Mr. Smith. The presiding director for these meetings is currently Mr. Claflin. Any interested party who wishes to make their concerns known to the independent directors may avail themselves of the same procedures utilized with respect to the Company's Audit Committee Complaint Procedures. The Audit Committee Complaint Procedures are available on the Company's website at www.zoll.com.

EMPLOYEE CODE OF CONDUCT

     The Company has adopted an Employee Code of Conduct, which is attached hereto as Exhibit B to this Proxy Statement, will be available shortly on the Company's website at www.zoll.com and will be sent in paper form to any stockholder who submits a request to the Company's Clerk at the address listed on page 1. The Employee Code of Conduct applies to all employees of the Company and the Board of Directors of the Company, and is meant to provide a general framework for the Company's expectations with respect to the conduct of its employees and directors.

DIRECTOR COMPENSATION

     For fiscal 2003, non-employee directors of the Company received: (i) a $15,000 annual retainer payable quarterly; (ii) a $2,000 annual retainer for Committee Chairmen payable quarterly; (iii) a $1,000 meeting fee for each meeting of directors attended; (iv) a $500 committee meeting fee for each committee meeting attended; (v) a $200 meeting fee for each telephonic meeting of directors or committee meeting attended (at the discretion of the applicable Board or Committee Chairman); and (vi) an option grant of 1,000 shares of Common Stock.

     Non-Employee Directors' Stock Option Plan. The Company has adopted a Non-Employee Directors' Stock Option Plan which provides that each director of the Company who is not also an employee of the Company will be granted options to purchase 10,000 shares of the Company's Common Stock. Each non-employee director of the Company who served in such position on April 23, 1996, the effective date of this Plan, received a grant of options as of that date. Each non-employee director who is first elected to the Board of Directors after that date is automatically granted an option to purchase 10,000 shares of Common Stock on the date such person is initially elected to the Board. The exercise price of options granted under this Plan is equal to the fair market value of the Common Stock on the date of grant. All options granted under this Plan vest in four equal annual installments beginning on the first anniversary of the date of grant.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the aggregate cash compensation paid by the Company with respect to the three fiscal years ended September 28, 2003, September 29, 2002 and

September 30, 2001, respectively, to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers in fiscal year 2003 (collectively, the "Named Executive Officers").

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                                                        ------------
                                                       ANNUAL COMPENSATION                 SHARES
                                            -----------------------------------------    UNDERLYING
NAME AND                                                               OTHER ANNUAL       OPTIONS          ALL OTHER
PRINCIPAL POSITION                   YEAR   SALARY($)   BONUS($)(1)   COMPENSATION($)    GRANTED(#)    COMPENSATION($)(2)
------------------                   ----   ---------   -----------   ---------------   ------------   ------------------
Richard A. Packer..................  2003    295,000      165,000                          18,000              990
  Chief Executive Officer            2002    255,000      160,000                          50,000              990
  and President                      2001    250,000       75,000                          20,000              990
A. Ernest Whiton...................  2003    195,000       97,500                          14,000              772
  Chief Financial Officer and        2002    185,250       67,500                          10,000              734
  Vice President -- Administration   2001    170,000       42,500                          10,000              673
Donald Boucher.....................  2003    170,000       49,750                           5,000              673
  Vice President -- Research         2002    165,000       28,950                          10,000              653
  and Development                    2001    160,000       22,000                          10,000              634
Steven Flora.......................  2003    180,000       70,000                           9,000              713
  Vice President -- N.A. Sales       2002    170,000       44,000                          10,000              673
                                     2001    160,000       29,500                          10,000              634
Ward M. Hamilton...................  2003    165,000       39,500                           7,000              653
  Vice President -- Marketing        2002    165,000       30,000                          10,000              653
                                     2001    160,000       23,500                          10,000              634

---------------

(1) Amounts shown for each fiscal year include bonuses paid during the succeeding fiscal year. Thus, the 2001 bonus includes an amount paid in fiscal 2002 for fiscal 2001, the 2002 bonus includes an amount paid in fiscal 2003 for fiscal 2002, and the 2003 bonus includes an amount paid in fiscal 2004 for fiscal 2003.

(2) All Other Compensation reflects life insurance premiums paid by the Company for the Named Executive Officers.

     Option Grants in Last Fiscal Year. The following table sets forth certain information regarding options granted during the fiscal year ended September 28, 2003 by the Company to the Named Executive Officers.

                                                           INDIVIDUAL GRANTS             POTENTIAL REALIZABLE
                                                 -------------------------------------     VALUE AT ASSUMED
                                                 % OF TOTAL                                 ANNUAL RATES OF
                                    NUMBER OF     OPTIONS                                     STOCK PRICE
                                    SECURITIES    GRANTED                                  APPRECIATION FOR
                                    UNDERLYING       TO       EXERCISE OR                   OPTION TERM(1)
                                     OPTIONS     EMPLOYEES    BASE PRICE    EXPIRATION   ---------------------
NAME                                 GRANTED      IN 2003       ($/SH)         DATE        5%($)      10%($)
----                                ----------   ----------   -----------   ----------   ---------   ---------
Richard A. Packer.................    4,500         1.5%         35.12       11/6/2012     99,391     251,875
Richard A. Packer.................    4,500         1.5%         34.46       2/13/2013     97,523     247,142
Richard A. Packer.................    4,500         1.5%         36.76       4/16/2013    104,032     263,637
Richard A. Packer.................    4,500         1.5%         34.53       7/16/2013     97,721     247,644
A. Ernest Whiton..................    3,500         1.2%         35.12       11/6/2012     77,304     195,903
A. Ernest Whiton..................    3,500         1.2%         34.46       2/13/2013     75,851     192,221
A. Ernest Whiton..................    3,500         1.2%         36.76       4/16/2013     80,914     205,051
A. Ernest Whiton..................    3,500         1.2%         34.53       7/16/2013     76,005     192,612

                                                           INDIVIDUAL GRANTS             POTENTIAL REALIZABLE
                                                 -------------------------------------     VALUE AT ASSUMED
                                                 % OF TOTAL                                 ANNUAL RATES OF
                                    NUMBER OF     OPTIONS                                     STOCK PRICE
                                    SECURITIES    GRANTED                                  APPRECIATION FOR
                                    UNDERLYING       TO       EXERCISE OR                   OPTION TERM(1)
                                     OPTIONS     EMPLOYEES    BASE PRICE    EXPIRATION   ---------------------
NAME                                 GRANTED      IN 2003       ($/SH)         DATE        5%($)      10%($)
----                                ----------   ----------   -----------   ----------   ---------   ---------
Ward M. Hamilton..................    1,750         0.6%         35.12       11/6/2012     38,652      97,951
Ward M. Hamilton..................    1,750         0.6%         34.46       2/13/2013     37,925      96,111
Ward M. Hamilton..................    1,750         0.6%         36.76       4/16/2012     40,457     102,525
Ward M. Hamilton..................    1,750         0.6%         34.53       7/16/2013     38,003      96,306
Donald Boucher....................    1,250         0.4%         35.12       11/6/2012     27,608      69,965
Donald Boucher....................    1,250         0.4%         34.46       2/13/2013     27,090      68,650
Donald Boucher....................    1,250         0.4%         36.76       4/16/2013     28,898      73,232
Donald Boucher....................    1,250         0.4%         34.53       7/16/2013     27,145      68,790
Steven Flora......................    2,250         0.7%         35.12       11/6/2012     49,695     125,938
Steven Flora......................    2,250         0.7%         34.46       2/13/2013     48,761     123,571
Steven Flora......................    2,250         0.7%         36.76       4/16/2013     52,016     131,818
Steven Flora......................    2,250         0.7%         34.53       7/16/2013     48,860     123,822

---------------

(1) Represents the value of the options granted at the end of the option terms if the price of the Company's Common Stock were to appreciate annually by 5% and 10%, respectively. There is no assurance that the stock price will appreciate at the rates shown in the table.

     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values. The following table sets forth certain information regarding stock options exercised during the fiscal year ended September 28, 2003 and stock options held as of September 28, 2003 by each Named Executive Officer.

                                                                NUMBER OF SHARES                   VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED                IN-THE-MONEY OPTIONS
                         SHARES                            OPTIONS AT FISCAL YEAR-END              AT FISCAL YEAR-END(2)
                       ACQUIRED ON       VALUE        ------------------------------------   ---------------------------------
NAME                   EXERCISE(#)   REALIZED($)(1)   EXERCISABLE(#)(3)   UNEXERCISABLE(#)   EXERCISABLE($)   UNEXERCISABLE($)
----                   -----------   --------------   -----------------   ----------------   --------------   ----------------
Richard A. Packer....    40,000        1,245,146           108,000             60,000            160,088           60,313
A. Ernest Whiton.....     6,000          161,925            28,875             24,375            459,024           20,313
Ward M. Hamilton.....        --               --            18,187             17,813            244,470           20,313
Donald Boucher.......     8,750          250,031            17,562             15,938            234,430           20,313
Steven Flora.........    10,000          277,650            24,812             19,688            402,740           20,313

---------------

(1) Value realized equals the aggregate market value of the shares acquired on the exercise date(s), less the applicable aggregate option exercise price(s).

(2) Year-end value is based on the closing market price per share on September 26, 2003 ($32.58), less the applicable aggregate option exercise price(s) of in-the-money options multiplied by the number of unexercised in-the-money options which are exercisable and unexercisable, respectively.

(3) Includes options exercisable within 60 days after September 28, 2003.

STOCK PERFORMANCE CHART

     The following chart provides an annual comparison, from September 28, 1998 of the cumulative total stockholder return (assuming reinvestment of any dividends) among ZOLL Medical Corporation, the Russell 2000 Index and Nasdaq Medical Equipment Index. The Russell 2000 Index and the Nasdaq Medical Equipment Index cover a broad cross-section of public companies, many of which have relatively small market capitalizations. The historical information set forth below is not necessarily indicative of future performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
             AMONG ZOLL MEDICAL CORPORATION, THE RUSSELL 2000 INDEX
                     AND THE NASDAQ MEDICAL EQUIPMENT INDEX

                              [PERFORMANCE CHART]

                                             9/98     9/99     9/00     9/01     9/02     9/03
                                            ------   ------   ------   ------   ------   ------
Zoll Medical Corporation..................  100.00   400.00   644.63   470.74   401.98   423.80
Russell 2000..............................  100.00   119.07   146.92   115.76   104.99   143.32
Nasdaq Medical Equipment..................  100.00   143.12   196.27   143.89   134.72   181.17

* $100 invested on 9/30/98 in stock or index -- including reinvestment of dividends. Fiscal year ending September 30.

REPORT OF THE COMPENSATION COMMITTEE

     Objective of the Company's Compensation Program. The Company's executive compensation program is intended to attract, retain and reward executives who are capable of leading the Company effectively and continuing its growth in the competitive marketplace for cardiac resuscitation equipment. The Company's objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives while aligning their interests with those of the Company's stockholders.

     Like many other public companies, the Company uses a three-pronged approach to its compensation for each executive for the following twelve months. First, the executive's base salary is intended to create a reasonably competitive minimum level of compensation for each executive for the following twelve months. Second, the Company maintains an incentive bonus program for executive officers and certain other members of management under which discretionary bonuses may be offered based upon the achievement of corporate and individual performance goals. The objective of the incentive bonus program is to reward executives for their past twelve months' performance. Finally, the Company utilizes stock options granted under its 1992 Stock Option Plan and 2001 Stock Incentive Plan as a long-term incentive for the executive officers as well as for many other employees of the Company. The Company believes that stock options are important in aligning management and stockholder interests and in encouraging management to adopt a longer-term perspective. Accordingly, options generally provide for incremental vesting over a four-year period. In determining each component of compensation, the Compensation Committee consider all elements of an executive's total compensation package.

     Compensation Committee Procedures. The Company's executive compensation program is administered under the direction of the Company's Compensation Committee, which is currently composed of two non-employee directors. The Compensation Committee meets periodically and may consult by telephone at other times. The determinations of the Compensation Committee relating to the compensation of the Company's executive officers and the granting of options are then approved or ratified by all of the non-employee directors.

     Factors Considered in Setting Compensation of the Chief Executive Officer and President. Mr. Packer, who has served as President of the Company since 1996, became Chief Executive Officer and Chairman in November 1999. Mr. Packer has an employment agreement with the Company providing for a base salary which has increased to $295,000. The Compensation Committee considers the Company's financial performance, as measured by sales and earnings growth, to be a significant determinant in Mr. Packer's overall compensation package. In making its determinations, however, the Compensation Committee also considers a number of other factors which are not subject to precise quantitative measurement and which the Compensation Committee believes can only be properly assessed over the long term.

     Compensation Decisions for Chief Executive Officer. Each year the Compensation Committee reviews the performance of the Company's Chief Executive Officer. The Compensation Committee concluded that Mr. Packer achieved significant success in meeting several key strategic goals and was instrumental to the strong operating and financial performance of the Company in fiscal 2003. In particular, the Compensation Committee noted Mr. Packer's contributions to the Company's significant sales and profit growth, strong international operations, strengthening of the data management business, strengthening of the Company's quality systems and implementation of an effort to diversify the Company's product offerings. Accordingly, the Compensation Committee awarded Mr. Packer a bonus of $165,000 for fiscal 2003.

     Factors Considered in Setting Compensation of the Officers Other than the Chief Executive Officer. The Compensation Committee also reviews and makes recommendations to the Board of Directors with respect to the compensation of all other executive officers and members of senior management of the Company, as described below.

        Base Salary. The base salary of each executive officer is reviewed annually by Compensation Committee in consultation with the Chief Executive Officer. Annual salary adjustments are determined by evaluating the financial performance of the Company during the prior year, varying level of responsibilities, prior experience, each executive officer's contribution to the profitability, sales growth, return on equity and market share of the Company during the prior year and the compensation programs and levels generally paid to executives at other companies.

        Incentive Bonus Program. Discretionary cash bonuses are based upon the achievement of corporate and individual performance goals. At the beginning of each fiscal year, target corporate and individual performance goals are established for each executive officer. Assessment of individual performance is based on the previously established goals for each executive officer comprised of both subjective and objective elements. At the end of the fiscal year, the annual incentive bonuses are calculated based on the actual results for each performance goal. In addition, the Compensation Committee establishes minimum achievement thresholds and maximum bonus levels for each of these performance goals.

        Stock Options. During fiscal 2003, the Compensation Committee granted stock options to the executive officers taking into account such factors as the executives' levels of responsibility, prior experience, historical award data, individual performance, total compensation package and compensation at peer companies.

                                          Submitted by the Compensation
                                          Committee for fiscal 2003

                                          DANIEL M. MULVENA, Chairman and
                                          JAMES W. BIONDI, M.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All executive officer compensation decisions are made by the Compensation Committee. The current members of the Compensation Committee are Mr. Mulvena and Dr. Biondi, neither of whom is an officer of the Company. The Company is not aware of any compensation committee interlocks.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has:

        - Reviewed and discussed the audited financial statements with management.

        - Discussed with the independent auditors the matters required to be discussed by SAS 61.

        - Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors' independence.

        - Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

                                          Submitted by the Audit Committee for
                                          fiscal 2003

                                          BENSON F. SMITH, Chairman,
                                          M. STEPHEN HEILMAN, M.D. and
                                          THOMAS M. CLAFLIN, II

INDEPENDENT AUDITORS

     The accounting firm of Ernst & Young LLP has served as the Company's independent auditors since 1984. A representative of Ernst & Young LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     Audit Fees. During fiscal 2003, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for the audit of the Company's annual financial statements, review of the Company's quarterly financial statements and accounting consultations totaled $343,800. During fiscal 2002, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for the audit of the Company's annual financial statements, review of the Company's quarterly financial statements and accounting consultations totaled $260,600.

     Audit-Related Fees. During fiscal 2003, the aggregate fees and expenses billed for assurance and related services rendered by Ernst & Young that were reasonably related to the performance of the audit or review of the Company's annual financial statements, review of the Company's quarterly financial statements and accounting consultations totaled $9,175. During fiscal 2002, the aggregate fees and expenses billed for assurance and related services that were reasonably related to the performance of the audit of the Company's annual financial statements, review of the Company's quarterly financial statements and accounting consultations totaled $44,540.

     Tax Fees. During fiscal 2003, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $73,750. During fiscal 2002, the aggregate fees and expenses billed for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning totaled $72,750.

     All Other Fees. During fiscal 2003 and 2002 there were no fees and expenses billed for professional services rendered by Ernst & Young to the Company not covered in the three preceding paragraphs.

     Of the services described in the four preceding paragraphs, 100% of such services were approved by the Audit Committee. The Audit Committee has considered whether the provisions of such services, including non-audit services, by Ernst & Young is compatible with maintaining Ernst & Young's independence and has concluded that it is.

SEVERANCE ARRANGEMENTS

     Mr. Packer has an employment agreement with the Company providing for a severance payment of twelve months' salary in the event his employment is terminated by the Company without cause. The Agreement provides for non-competition for a period of three years following termination. At his fiscal 2003 base salary, Mr. Packer would be entitled to receive a severance payment of approximately $295,000 upon termination.

     Each of the Named Executive officers has a severance agreement with the Company that may be triggered upon a change in control of the Company. Mr. Packer's agreement provides for a severance payment if, within 36 months after a change in control, the Company terminates his employment for any reason or Mr. Packer resigns from the Company for any reason. In either case, Mr. Packer is entitled to receive 2.5 times the sum of (i) his base salary and (ii) most recent bonus paid prior to the change in control in one lump-sum payment, as well as health and dental insurance coverage for 30 months after his separation from the Company. Generally, if Mr. Whiton is terminated by the Company without cause (as defined in his severance agreement) or resigns from the Company for good reason (as defined in his severance agreement) within 18 months after a change in control of the Company, the Company must pay Mr. Whiton two times the sum of his base salary and the average of his three recent bonuses in one lump-sum payment, as well as provide him with health and dental insurance coverage for 18 months after his separation from the Company. Messrs. Boucher, Flora and Hamilton each have severance agreements that provide that if such executive is terminated by the Company without cause (as defined in their respective severance agreements) or resigns from the Company for good reason (as defined in their respective severance agreements) within 18 months after a change in control of the Company, the Company must pay such executive 1.5 times the sum of his base salary and the average of his three most recent bonuses in one lump sum payment, as well as provide him with health and dental insurance coverage for 18 months after separation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     M. Stephen Heilman, M.D. is founder, Chairman and Chief Executive Officer of LifeCor, Inc., in which the Company has made, as of the date of this Proxy Statement, an aggregate $3.5 million investment. Pursuant to an agreement entered into in connection with such investment, the Company has agreed to Dr. Heilman serving as a director of the Company, and a representative of the Company serving as a director of LifeCor, Inc. The Company and LifeCor have also entered into a Patent Cross-License Agreement and a Distribution Agreement, which gives the Company the right to distribute LifeCor's principal product in the U.S. hospital market.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and the Nasdaq Stock Market. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely upon a review of reports furnished to the Company, and on written representations from certain reporting persons, the Company believes that, with respect to the fiscal year ended September 28, 2003, each director, executive officer and 10% stockholder of the Company's securities made timely filings of all reports required by Section 16 of the Exchange Act, with the following exceptions: Richard A. Packer, a director and officer of the Company, filed one Form 4 after the applicable due date reporting the grant of an option for 4,500 shares; James W. Biondi, M.D., Willard M. Bright, Thomas M. Claflin II, M. Stephen Heilman, M.D., Daniel M. Mulvena and Benson F. Smith, each a director of the Company, each filed one Form 4 after the applicable due date reporting the grant of an option for 1,000 shares; Donald Boucher and Edward Dunn, each an officer of the Company, each filed one Form 4 after the applicable due date reporting the grant of option for 1,250 shares; Steven Flora, an officer of the Company, filed one Form 4 after the applicable due date reporting the grant of an option for 2,250 shares; A. Ernest Whiton, an officer of the Company, filed one Form 4 after the applicable due date reporting the grant of an option for 3,500 shares; E.J. Jones, an officer of the Company, filed one Form 4 after the applicable due date for the grant of options for 750 shares; John Bergeron, an officer of the Company, filed one Form 4 after the applicable due date for a grant of an option for 1,000 shares; and Vane Clayton, an officer of a wholly owned subsidiary of the Company, filed a Form 3 reporting his
Section 16 filing status after the applicable deadline.

                                   PROPOSAL 2

                      APPROVAL OF THE AMENDED AND RESTATED
                           2001 STOCK INCENTIVE PLAN

GENERAL

     Our Board of Directors has adopted an amendment and restatement of the Company's 2001 Stock Incentive Plan. The amendment and restatement (the "Amended Plan") is subject to the approval of our stockholders. If approved, the Amended Plan would amend and restate the Company's 2001 Stock Incentive Plan that was approved by our stockholders in 2002.

     The Company's 2001 Stock Incentive Plan is currently administered by the Compensation Committee and provides for awards of Incentive Stock Options and Non-Qualified Stock Options. THE AMENDED PLAN PROVIDES FOR AWARDS OF INCENTIVE STOCK OPTIONS AND NON-STATUTORY STOCK OPTIONS ONLY, PROHIBITS REPRICING OF STOCK OPTIONS, PROHIBITS THE GRANTING OF STOCK OPTIONS WITH AN EXERCISE PRICE THAT IS LESS THAN 100% OF THE FAIR MARKET VALUE OF THE COMPANY'S COMMON STOCK ON THE DATE OF THE GRANT AND DOES NOT PERMIT THE COMPANY TO MAKE LOANS TO FUND ANY OPTION EXERCISES. The Amended Plan provides that no new grants of Stock Options may be made after February 11, 2014.

     The Company's 2001 Stock Incentive Plan provides for the issuance of up to 435,000 shares of Common Stock. Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares of Common Stock that can be issued under the Amended Plan is 885,000 shares of Common Stock, which represents an increase of 450,000 shares of Common Stock. Based solely upon the closing price of our Common Stock as reported on the Nasdaq Stock Market on December 18, 2003, the maximum aggregate market value of the securities to be issued under the Amended Plan would be $30,125,400 in the aggregate, of which $15,318,000 represents the increased number of shares. The shares issued by the Company under the Amended Plan may be authorized but unissued shares, or shares reacquired by the Company. To the extent that awards under the Amended Plan do not vest or otherwise revert to the Company, the shares of Common Stock represented by such awards may be the subject of subsequent awards.

     To satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), Stock Options with respect to no more than 100,000 shares of Common Stock (subject to adjustment for stock splits and similar events) may be granted under the Amended Plan to any one individual during any one-calendar-year period.

RECOMMENDATION

     Our Board of Directors believes that stock based awards can play an important role in the success of the Company by encouraging and enabling the officers, employees and other key persons of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. Our Board of Directors anticipates that providing such persons with a direct stake in the Company's welfare will assure a closer identification of the interests of participants in the Amended Plan with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     Our Board of Directors believes that the Amended Plan will help the Company to achieve its goals by keeping the Company's incentive compensation program dynamic and competitive with those of other companies. Our Board of Directors also believes that the Amended Plan better aligns with stockholder interests. Accordingly, the Board of Directors believes that the Amended Plan is in the best interests of the Company and its stockholders and recommends that the stockholders approve the amendment and restatement of the Company's 2001 Stock Incentive Plan.

     The Board of Directors recommends that Stockholders vote FOR the amendment and restatement of the Company's 2001 Stock Incentive Plan.

VOTE REQUIRED

     The Amended Plan will not take effect unless it is approved by the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock represented and entitled to vote at the Annual Meeting provided that a quorum is present. Consistent with applicable law, the Company intends to count abstentions and broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, and abstentions will also count in determining total votes cast. Any shares not voted

(whether by broker non-vote or otherwise) will have no impact on the proposal for approval of the Amended Plan, except to the extent that the failure to vote results in less than 50% in interest of all securities entitled to vote actually casting votes.

SUMMARY OF THE AMENDED PLAN

     The following description of certain features of the Amended Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended Plan that is attached hereto as Exhibit C.

     Amended Plan Administration. The Amended Plan provides for administration by the Board of Directors or the Compensation Committee (in either case, the "Administrator"). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended Plan.

     Eligibility and Limitations on Grants. All full-time and part-time officers, employees and other key persons of the Company and its subsidiaries, are eligible to participate in the Amended Plan, subject to the discretion of the Administrator. Independent directors are not eligible to participate in the Amended Plan. The number of individuals potentially eligible to participate in the Amended Plan is approximately 250 persons.

     The maximum award of Stock Options granted under the Amended Plan to any one individual will not exceed 100,000 shares of Common Stock (subject to adjustment for stock splits and similar events) for any calendar year period.

     Stock Options. Options granted under the Amended Plan may be either Incentive Stock Options ("Incentive Options") (within the meaning of Section 422 of the Code) or Non-Qualified Stock Options ("Non-Qualified Options"). Incentive Options may be granted only to employees of the Company or any of its subsidiaries. Options granted under the Amended Plan will be Non-Qualified Options if they (i) fail to qualify as Incentive Options, (ii) are granted to a person not eligible to receive Incentive Options under the Code, or (iii) otherwise so provide. Non-Qualified Options may be granted to persons eligible to receive Incentive Options and to other key persons.

     Other Option Terms. The Administrator has authority to determine the terms of options granted under the Amended Plan. Stock Options may be granted with an exercise price that is not less than the fair market value of the shares of Common Stock on the date of the option grant.

     The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the Amended Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the Amended Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

     Options granted under the Amended Plan may be exercised for cash or, if permitted by the Administrator, by transfer to the Company (either actually or by attestation) of shares of Common Stock that are not then subject to restrictions under any Company stock plan, and that have been held by the optionee for at least six months or were purchased on the open market, and that have a fair market value equivalent to the option exercise price of the shares being purchased. Subject to applicable law and if permitted by the Administrator, options may also be exercised by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to the Company.

     To qualify as Incentive Options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

     Tax Withholding. Participants under the Amended Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares of Common Stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes.

     Change of Control Provisions. The Amended Plan provides that in the event of a "change of control" as defined in the Amended Plan, generally all Stock Options will automatically become fully exercisable.

     Adjustments for Stock Dividends, Mergers, etc. The Amended Plan authorizes the Administrator to make appropriate adjustments to the number of shares of Common Stock that are subject to the Amended Plan and to any outstanding awards to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of the Company, all Stock Options will automatically become fully exercisable. In addition, upon the effective time of any such transaction, the Amended Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or adjustments of outstanding awards.

     Amendments and Termination. The Board of Directors may at any time amend or discontinue the Amended Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. In no event may the Administrator "reprice" or otherwise reduce the exercise price of outstanding Stock Options. Further, amendments to the Amended Plan shall be subject to approval by the Company's stockholders if and to the extent required by (i) the Nasdaq National Market rules or (ii) the Code to ensure that Incentive Options are qualified under Section 422 of the Code. The Amended Plan includes an amendment to the stockholder vote required for certain amendments to make this requirement consistent with the Company's by-laws.

NEW PLAN BENEFITS

     No grants have been made with respect to the additional shares of Common Stock to be reserved for issuance under the Amended Plan. The number of shares of Common Stock that may be granted to executive officers and all employees, including non-executive officers and directors who are employees, is indeterminable at this time, as such grants are subject to the discretion of the Administrator.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

     The following is a summary of the principal federal income tax consequences of transactions under the Amended Plan. It does not describe all federal tax consequences under the Amended Plan, nor does it describe state or local tax consequences.

     Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of Common Stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

     If shares of Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of Common Stock.

     If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

     Under current law, an optionee will not have any additional FICA (Social Security) taxes upon exercise of an Incentive Option.

     Non-Qualified Options. No taxable income is realized by the optionee at the time a Non-Qualified Option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

     Parachute Payments. The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

     Limitation on the Company's Deductions. As a result of Section 162(m) of the Code, the Company deduction for certain awards under the Amended Plan may be limited to the extent that a covered employee receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the
Code).

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of the end of the fiscal year ended September 28, 2003 regarding shares of Common Stock of the Company that may be issued under our existing equity compensation plans, including the Company's 2001 Stock Incentive Plan (the "2001 Stock Incentive Plan," which will be amended and restated by the Amended Plan, if approved) and the Company's Non-Employee Directors' Stock Option Plan and 1992 Stock Option Plan. The table does not include information about the proposed Amended Plan which is submitted for stockholder approval at the Annual Meeting and no grants have been made under the Amended Plan.

                                                EQUITY COMPENSATION PLAN INFORMATION
                            ----------------------------------------------------------------------------
                                                                                  NUMBER OF SECURITIES
                                                                                REMAINING AVAILABLE FOR
                                                                                 FUTURE ISSUANCE UNDER
                            NUMBER OF SECURITIES TO BE     WEIGHTED AVERAGE     EQUITY COMPENSATION PLAN
                             ISSUED UPON EXERCISE OF      EXERCISE PRICE OF      (EXCLUDING SECURITIES
                               OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,        REFERENCED IN
PLAN CATEGORY                  WARRANTS AND RIGHTS       WARRANTS AND RIGHTS          COLUMN (A))
-------------               --------------------------   --------------------   ------------------------
                                       (A)                       (B)                      (C)
Equity compensation plans
  approved by security
  holders.................          1,289,313                   $32.75                  127,200
Equity compensation plans
  not approved by security
  holders.................                  0                      N/A                        0
  Total...................          1,289,313                   $32.75                  127,200

                                 OTHER MATTERS

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table presents information regarding beneficial ownership of the Company's Common Stock as of November 1, 2003 by (i) each of the Named Executive Officers and (ii) the persons or entities believed by the Company to be beneficial owners of more than 5% of the Company's Common Stock based on certain filings made under Section 13 of the Exchange Act. All such information was provided by the stockholders listed and reflects their beneficial ownership as of the dates specified in the footnotes to the table.

                                                              NO. OF SHARES   PERCENT
                                                              BENEFICIALLY      OF
NAME AND ADDRESS OF BENEFICIAL OWNER                              OWNED        CLASS
------------------------------------                          -------------   -------
Richard A. Packer(1)........................................     121,300          1%
A. Ernest Whiton(2).........................................      28,875          *
Donald Boucher(3)...........................................      17,562          *
Steven K. Flora(4)..........................................      28,812          *
Ward M. Hamilton(5).........................................      20,529          *
Kopp Investment Advisors, Inc., Kopp Holding Company and
  LeRoy C. Kopp(6)..........................................     880,154        9.8%
  7701 France Avenue South Suite 500
  Edina, MN 55435
Pilgrim Baxter & Associates, Ltd.(7)........................     539,100       5.99%
  1400 Liberty Ridge Drive
  Wayne, PA 19087-5593

---------------

* Less than 1%.

(1) Includes 108,000 shares of Common Stock issuable upon exercise of stock options which are exercisable within 60 days after November 1, 2003. Does not include options to purchase 60,000 shares of Common Stock which are not exercisable within 60 days after November 1, 2003.

(2) Represents 28,875 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after November 1, 2003. Does not include options to purchase 24,375 shares of Common Stock which are not exercisable within 60 days after November 1, 2003.

(3) Represents 17,562 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after November 1, 2003. Does not include options to purchase 15,938 shares of Common Stock which are not exercisable within 60 days after November 1, 2003.

(4) Includes 4,000 shares of Common Stock held by Robert W. Baird TTEE FBO Steven K. Flora. Includes 24,812 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after November 1, 2003. Does not include options to purchase 19,688 shares of Common Stock which are not exercisable within 60 days after November 1, 2003.

(5) Includes 18,187 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days after November 1, 2003. Does not include options to purchase 17,813 shares of Common Stock which are not exercisable within 60 days after November 1, 2003.

(6) Based on information set forth in an Amendment No. 3 to a Schedule 13G/A filed under the Exchange Act on January 22, 2003.

(7) Based on information set forth in an Amendment No. 4 to Schedule 13G/A filed under the Exchange Act on February 13, 2003.

SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

STOCKHOLDER PROPOSALS

     For a proposal of a stockholder to be included in the Company's proxy statement for the Company's 2005 Annual Meeting of Stockholders, it must be received at the principal executive offices of the Company on or before August 25, 2004. Such a proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission for such a proposal to be included in the proxy statement.

     In addition, the Company's By-laws provide that any stockholder wishing to nominate a director or have a stockholder proposal considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive offices (a) not less than 75 calendar days nor more than 120 calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders or special meeting in lieu thereof (the "Anniversary Date") or (b) in the case of a special meeting of stockholders in lieu of the annual meeting or in the event that the annual meeting of stockholders is called for a date more than 30 calendar days prior to the Anniversary Date, not later than the close of business on (i) the 10th calendar day (or if that day is not a business day for the Company, on the next succeeding business day) following the earlier of (1) the date on which notice of the date of such meeting was mailed to stockholders, or (2) the date on which the date of such meeting was publicly disclosed, or (ii) if such date of notice or public disclosure occurs more than

75 calendar days prior to the scheduled date of such meeting, the 75th calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Company, on the next succeeding business day). For next year's scheduled annual meeting, the deadline for submission of notice is November 28, 2004. Any proposal or nomination submitted after November 28, 2004 will be untimely. Any such proposal should be mailed to: Zoll Medical Corporation, 269 Mill Road, Chelmsford, Massachusetts 01824-4105, Attention:
Clerk.

   REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD
                                     TODAY.

                                                                       EXHIBIT A

                            ZOLL MEDICAL CORPORATION

                      AUDIT COMMITTEE COMPLAINT PROCEDURE

This policy outlines the procedures that the Audit Committee of ZOLL Medical Corporation (the "Company") shall employ with respect to complaints regarding improprieties in the Company's accounting, internal accounting controls or auditing practices ("Complaints").

PROCEDURES FOR RECEIVING COMPLAINTS

All Company employees will be instructed through postings that any and all Complaints may be made anonymously and should be submitted in one of two ways:

          (1) The complaining employee may place a phone call to the Chairman of the Audit Committee. During this phone call, the employee should identify the source of his or her Complaint and the practices that are alleged to constitute an improper accounting, internal auditing control or auditing practice, providing as much detail as possible.

          (2) Alternatively, the employee may submit a confidential memorandum to the Chairman of the Audit Committee which details the employee's Complaint and the practices that are alleged to constitute an improper accounting, internal auditing control or auditing matter, providing as much detail as possible. Employees submitting a memorandum may mail it to the Audit Committee Chairman. The current Chairman is Mr. Benson F. Smith. Mr. Smith's address is: P.O. Box 1583, Duluth, GA 30097. His telephone number is (770) 331-1168.

PROCEDURES FOR TREATING COMPLAINTS

The Chairman of the Audit Committee or his/her designee (who shall be a member of the Audit Committee) will evaluate each Complaint received by the Audit Committee within ten (10) business days of receipt. The Chairman of the Audit Committee or his/her designee will make the determination of whether the Complaint requires immediate investigation, whether it can be discussed at the next regularly-scheduled meeting of the Audit Committee, or whether it does not involve the Company's accounting, internal accounting controls or auditing practices and should be reviewed by a party other than the Audit Committee.

In any event, each Complaint involving the Company's accounting, internal accounting controls or auditing practices will be discussed at a meeting of the Audit Committee's full membership (which may be via telephone) at which point the Audit Committee may elect to investigate the Complaint in one of the following ways or in another agreed upon manner:

          (1) the Audit Committee may choose to investigate the Complaint on its own or with the assistance of the Company's outside counsel;

          (2) the Audit Committee can retain an outside party (other than the Company's independent financial auditory) to investigate the Complaint; or

          (3) the Audit Committee can select a responsible designee within the Company to investigate the Complaint, provided that the identity of the complaining employee shall not be disclosed to such designee. Under no circumstances will a party who has direct supervisory control or who may be responsible for the action giving rise to the Complaint be charged with its investigation; or

The designated investigating party will hold the imprimatur of the Audit Committee in its investigation and will be permitted unfettered reasonable access to the Company, its employees, its documents and its computer systems for purposes of conducting the investigation. At the conclusion of its investigation, which shall be completed no more than sixty (60) days after referral of the Complaint (absent good cause warranting an extension), the investigating party will be responsible for making a full report to the Audit Committee with respect to the Complaint and to make recommendations for corrective actions, if any, to be taken by the Company.

The Audit Committee will then report to the full Board of Directors at its next regularly-scheduled meeting with respect to the Complaint and any recommended corrective actions. The Company may discipline not only those employees who played a role in the improper conduct but also those who should have and failed to detect the conduct. At no time, however, will there be any retaliation by the Company against any employee for making a Complaint.

PROCEDURES FOR RETAINING COMPLAINTS

The Chairman of the Audit Committee will be responsible for ensuring that all Complaints received by the Audit Committee, together with any all documents pertaining to the Audit Committee (or its designee's) investigation and treatment of the Complaint, are retained for at least five years.

                                                                       EXHIBIT B

                            ZOLL MEDICAL CORPORATION

                            EMPLOYEE CODE OF CONDUCT

     ZOLL is committed to producing the highest quality medical devices and to maintaining its reputation for excellence through customer-focused quality. We believe that long-term, trusting business relationships are built upon honesty, openness and fairness. ZOLL employees are expected to uphold the highest professional and ethical standards and utilize good judgment at all times. ZOLL is committed to providing a safe and productive work environment which values teamwork, diversity, and open communication.

     These guidelines are meant to provide a general framework for the Company's expectations with respect to the conduct of its employees and Directors. ZOLL employees will adhere to the Code of Conduct as well as relevant laws and regulations in countries in which ZOLL operates.

QUALITY

    ZOLL employees demonstrate the Company's commitment to excellence by delivering the highest quality products and services to our customers. Quality is defined by our customers' expectations and needs. ZOLL is committed to meet or exceed all quality standards set forth by the Food and Drug Administration and other regulatory bodies. To ensure the highest quality, ZOLL has implemented guidelines for quality control and testing procedures.

    ZOLL employees are responsible for reporting all concerns relating to a compromise of quality to their Supervisor, Manager or the Director of Quality/Regulatory Affairs.

    ZOLL is dedicated to measuring customer satisfaction, which enables us to think like our customers and work on their behalf. ZOLL regularly monitors our suppliers and vendors to ensure that they are providing us with the highest quality products. ZOLL is dedicated to enhancing our value to customers by developing new, safe and effective products for our customers.

INTEGRITY

     INTERACTION WITH CUSTOMERS

    Customers are a focal point of ZOLL's business. ZOLL believes that customer service is the key to ensuring business success. ZOLL customers should be acquired through superior service and products, never through unethical or questionable conduct or relationships. Similarly, ZOLL customers will be acquired via professional sales interaction which highlights the benefits of ZOLL products.

    ZOLL customers will not be offered or receive an unlawful payment or kickback with an explicit or implicit expectation to purchase ZOLL products or services. Employees of customers will not be directly or indirectly offered or solicited by any kind of payment, contributions or material gifts from a ZOLL employee for the purpose of influencing or rewarding a favorable result in a business transaction. These requirements are not intended to prohibit the giving or receiving of social amenities within the bounds of good taste and consistent with generally accepted business practices.

     SUPPLIER RESPONSIBILITY

    ZOLL considers its suppliers, distributors and consultants to be an integral part of our company and as such we expect them to adhere to the principles of ZOLL's Code of Conduct in the course of their work on behalf of ZOLL. Suppliers, distributors and consultants wishing to transact business with ZOLL must have a good reputation for quality and honesty in the business community. Suppliers, distributors and consultants will be given a chance to compete fairly for ZOLL's business, removing any conflict of interest.

    All information developed or shared with a supplier, distributor or consultant as a result of the business process should be considered proprietary and confidential to ZOLL and may not be disclosed to a third party without express written consent from ZOLL.

    ZOLL's suppliers, distributors or consultants should be aware that illegal or unethical activity will not be tolerated and may result in termination of the business relationship.

     EMPLOYEE RESPONSIBILITY

    ZOLL employees must understand that their job performance directly affects patient lives and livelihoods. Superior work is always expected. Employees are accountable and responsible for the quality of the work he/she produces.

    ZOLL employees, being bound by the policy of integrity, are prohibited from signing off on a process or product without inspecting it, or from representing the work of another employee as his/her own.

    ZOLL employees should act responsibly and ethically in all dealings with customers, suppliers, distributors, consultants and other ZOLL employees.

    ZOLL employees are viewed as having a conflict of interest when a personal interest or activity may or have the potential to influence or interfere with that employee's performance of duties, responsibilities or loyalties to ZOLL. In such instances the employee is expected to bring the potential conflict to the attention of their immediate supervisor and refrain from participation in the affected activity.

    ZOLL employees should be especially careful not to inadvertently disclose confidential or proprietary information through sources such as e-mail, telephone, voice mail or internet chat rooms and are expected to uphold ZOLL's good name both on and off of company property.

    ZOLL employees who become aware of illegal or unethical activity by one of ZOLL's employees, suppliers, distributors or consultants should report that information immediately to their immediate supervisor or the Director of Human Resources.

SAFE & RESPECTFUL ENVIRONMENT

    ZOLL is committed to providing a safe and secure work environment for its employees, suppliers, and customers. Safety is critical in manufacturing environments, but is not restricted to those areas. Each employee must recognize their individual responsibility to maintain a workplace free from hazards. Employees should be alert to any safety risks associated with ZOLL's materials, products and/or procedures as they perform their jobs and report any hazards or concerns to their supervisor or manager promptly.

    Respect for ZOLL property should be observed at all times. In addition, employees are responsible for not endangering themselves or those around them.

    A safe work environment is also an environment free from harassment and discrimination. Harassment can take many forms -- verbal or physical -- and usually results in a hostile work environment. Each employee is responsible for familiarizing him/herself with ZOLL's anti-harassment policy, and observing this policy in all dealings with fellow employees, suppliers, and customers.

    An environment that respects each person's privacy and dignity is one that fosters trust; without trust, the organization cannot operate effectively. Employees are expected to treat each other fairly and with respect.

    Each employee should consider the impact of his/her behavior and decisions on those around them, and act accordingly. Valuing each others' diversity and differences of opinion creates excitement for employees, and is the key to creating a more productive work environment.

LEGAL COMPLIANCE

    ZOLL expects honesty and openness in dealings with others from each of its employees. Employees are expected to raise ethical concerns and report any actual or suspected ethical misconduct to supervisors and senior management. Honesty also requires that employees refuse to participate either actively or passively in any cover up of such misconduct. Each employee is expected to cooperate fully in any investigation of ethical matters by ZOLL and its outside counsel. "Looking the other way" on a potential violation is in direct contradiction to ZOLL's commitment to honesty and integrity.

     FDA AND GOVERNMENT REGULATORY AFFAIRS

    Governmental agencies, health ministries, and other regulatory authorities worldwide regulate ZOLL products. Every employee is responsible for compliance with worldwide product regulation requirements, including marketing approvals, conduct of clinical studies, good manufacturing practice requirements and standards, design controls, labeling and advertising controls, and any other product regulations and controls set forth by government agencies. Each employee is responsible for reporting any significant issues to management and the Director of Quality/Regulatory Affairs.

    ZOLL is committed to maintaining an open and professional relationship with regulators on matters of regulatory policy, submissions, compliance and product performance.

     ANTITRUST/INSIDER TRADING

    Antitrust laws in the U.S. and competition laws outside the U.S. exist to ensure free and open competition in the market place, a principle that ZOLL fully supports. Violation of these laws can result in civil liabilities and criminal penalties for ZOLL and its directors, officers and employees. These laws are complex; therefore, no collaborative action with a competitor or any action that could have an improper anti-competitive effect shall be undertaken without review by ZOLL's legal counsel.

    No employee or Director shall use any non-public information obtained in his or her capacity as an employee for his or her own personal gain or to the detriment of the Corporation. To this end, ZOLL has instituted a blackout period related to the sale of its stock for the period beginning three weeks prior to each quarter-end and ending three business days after release of quarterly earnings. The policy and blackout periods also apply to ZOLL stock held by employees in the Company's 401(k) plan.

     RECORD KEEPING/DISCLOSURE

    All officers and employees are responsible for ensuring the accuracy and reliability of the Company's records. By maintaining accurate records, the Company can seek to assure legal and ethical business practices are being followed and prevent fraudulent activities.

    All transactions must be accurately documented and accounted for on the books and records of the Company in conformance with the Corporation's written accounting policies and procedures. No undisclosed or unrecorded funds, assets or liabilities of ZOLL may be maintained for any purpose. No employee should enter into any transaction that is other than as described in the supporting documentation.

    Finance managers for ZOLL businesses, including foreign subsidiaries, have the responsibility to express their independent views to, and raise any significant issues with, the Chief Financial Officer.

    The Company is committed to providing full, fair, accurate, timely and understandable disclosure in all reports it is required to file with the Securities and Exchange Commission.

    All Directors of ZOLL are bound by their fiduciary duties to the stockholders of the Company as well as their obligations under ZOLL's charter and by-laws and applicable law. The Directors will strive at all times to act in the best interests of ZOLL's stockholders and in accordance with these requirements.

RESOLUTION OF CONFLICT

    Any employee that is witness to a violation of this Code of Conduct, or has questions about whether a violation is occurring, should report such violation to their immediate supervisor or the Director of Human Resources.

    The Company will take appropriate action in response to any violation of this Code of Conduct so as to ensure its prompt and consistent enforcement. Any such action will be taken only after a fair process has been utilized to determine whether a violation of the Code has occurred. The Company will not retaliate against any employee on account of his/her reporting any violation of this Code. All waivers from this Code relating to any executive officer or Director must be approved by the Board and disclosed as required by applicable laws.

                                                                       EXHIBIT C

                            ZOLL MEDICAL CORPORATION

                              AMENDED AND RESTATED

                           2001 STOCK INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

     The name of the plan is the ZOLL Medical Corporation Amended and Restated 2001 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees and other key persons (including consultants and prospective employees) of ZOLL Medical Corporation, a Massachusetts Corporation (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "Administrator" is defined in Section 2(a).

     "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options and Non-Qualified Stock Options.

     "Board" means the Board of Directors of the Company.

     "Change of Control" is defined in Section 10.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Committee" means the Committee of the Board referred to in Section 2.

     "Corporate Transaction" is defined in Section 10(b)(iii).

     "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

     "Effective Date" means the date on which the amended and restated Plan is approved by stockholders as set forth in Section 12.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Incumbent Directors" is defined in Section 10(b)(ii).

     "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

     "Sale Event" is defined in Section 3(c).

     "Sale Price" is defined in Section 3(c).

     "Stock" means the Common Stock, par value $0.02 per share, of the Company, subject to adjustments pursuant to Section 3.

     "Subsidiary" or "Subsidiaries" means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

     "Voting Securities" is defined in Section 10(b)(i).

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

     (a) Committee. The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the "Administrator").

     (b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the individuals to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options and Non-Qualified Stock Options, or any combination of the foregoing, granted to any one or more grantees;

          (iii) to determine the number of shares of Stock to be covered by any Award;

          (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

          (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

          (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

          (vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

     (c) Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

     (d) Indemnification. Neither the Administrator, the Board nor the Committee, nor any member of any of them or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Administrator, the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

     (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 885,000 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, Stock Options with respect to no more than 100,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

     (b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual grantee, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

     The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code, and provided further that no such adjustment shall be made in the case of a Stock Option if it would constitute a so-called "repricing" (or decrease in exercise price) of the Stock Option.

     (c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Sale Event"), all Options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

     Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the "Sale Price") times the number of shares of Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

     (d) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

     Grantees under the Plan will be such full or part-time officers and other employees and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

     Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

     No Incentive Stock Option shall be granted under the Plan after December 17, 2013.

     (a) Stock Options Granted to Employees and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

          (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

          (ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

          (iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

             (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

             (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

             (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

          (v) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company, or its parent and Subsidiaries, become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

     (b) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6. TAX WITHHOLDING

     (a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

     (b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 7. TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 8.  AMENDMENTS AND TERMINATION

     The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Sections 3(b) or 3(c), in no event may the Administrator exercise its discretion permit a repricing (or decrease in the exercise price) of outstanding Stock Options. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available, materially expand the eligibility to participate or materially extend the term of the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the holder of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Nothing in this Section 8 shall limit the Administrator's authority to take any action permitted pursuant to
Section 3(c).

SECTION 9. STATUS OF PLAN

     With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 10. CHANGE OF CONTROL PROVISIONS

     Upon the occurrence of a Change of Control as defined in this Section 11:

     (a) Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option shall automatically become fully exercisable.

     (b) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "Person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the

     Exchange Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

          (ii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

          (iii) the consummation of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

          (iv) the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25 percent or more of the combined voting power of all then outstanding Voting Securities, then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 11. GENERAL PROVISIONS

     (a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.

     (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

     (d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy, as in effect from time to time.

     (e) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 12. EFFECTIVE DATE OF PLAN

     This amended and restated Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. No grants of Stock Options may be made hereunder after February 11, 2014.

SECTION 13. GOVERNING LAW

     This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: November 8, 2001

DATE APPROVED BY STOCKHOLDERS: February 12, 2002

DATE AMENDMENT AND RESTATEMENT APPROVED BY BOARD OF DIRECTORS:

     December 17, 2003

DATE AMENDMENT AND RESTATEMENT APPROVED BY STOCKHOLDERS:

                                                                     ZOLCM-PS-04

ZOLL MEDICAL CORPORATION
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



        [ZOLCM -- ZOLL MEDICAL CORPORATION common] [FILE NAME: ZZOLC1.ELX]

                                   DETACH HERE                            ZZOLC1

         PLEASE MARK
[X]      VOTES AS IN
         THIS EXAMPLE

1. Proposal to elect the following persons as Class III Directors to serve until the 2007 Annual Meeting and until their successors are duly elected and qualified.

         NOMINEES:         (01)     RICHARD A. PACKER
                           (02)     JAMES W. BIONDI, M.D.
                           (03)     ROBERT J. HALLIDAY

                           FOR                                         WITHHELD
                           ALL              [  ]              [  ]     FROM ALL
                           NOMINEES                                    NOMINEES

                           [  ] ________________________________________________
                                    For all nominees except as noted above

2. Proposal to approve an amendment and restatement of the Zoll Medical Corporation 2001 Stock Incentive Plan.

                           FOR      [  ]    AGAINST  [  ]     ABSTAIN  [  ]

3. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.

Mark box at right if an address change or comment [ ] has been noted on the reverse side of this card.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 2003 Annual Report and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Signature:_______________ Date:________ Signature:_______________ Date:_________

                            ZOLL MEDICAL CORPORATION

Dear Stockholder,

Please take note of the important information regarding the Company's management and financial results enclosed with this proxy card.

Your vote on these matters counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark one box for each proposal on the proxy card on the reverse side to indicate how your shares should be voted. Then, sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held February 11, 2004.

Thank you in advance for your prompt consideration of these matters. This will help the Company avoid the expense of subsequent mailings.

Sincerely,

ZOLL MEDICAL CORPORATION


        [ZOLCM -- ZOLL MEDICAL CORPORATION common] [FILE NAME: ZZOLC2.ELX]

                                  DETACH HERE                             ZZOLC2


                            ZOLL MEDICAL CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                FEBRUARY 11, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby constitutes and appoints Richard A. Packer and A. Ernest Whiton and each of them, as Proxies of the undersigned, with full power to appoint their substitutes, and authorizes each of them to represent and to vote all shares of Common Stock of Zoll Medical Corporation (the "Company") held by the undersigned as of the close of business on December 9, 2003, at the Annual Meeting of Stockholders to be held at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 on Wednesday, February 11, 2004, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR CLASS III DIRECTORS AND FOR THE APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE ZOLL MEDICAL CORPORATION 2001 STOCK INCENTIVE PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 AND A VOTE FOR PROPOSAL 2. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME(S) APPEAR(S) ON THE BOOKS OF THE COMPANY. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. TRUSTEES AND OTHER FIDUCIARIES SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN, AND WHERE MORE THAN ONE NAME APPEARS, A MAJORITY MUST SIGN. IF A CORPORATION, THIS SIGNATURE SHOULD BE THAT OF

--------------------------------------------------------------------------------
AN AUTHORIZED OFFICER WHO SHOULD STATE HIS OR HER TITLE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

--------------------------------------      ------------------------------------

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


ZOLL MEDICAL CORPORATION
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

     [ZOL4K -- ZOLL MEDICAL CORPORATION savings plan] [FILE NAME: ZZOL41.ELX]

                                   DETACH HERE                            ZZOL41

         PLEASE MARK
[X]      VOTES AS IN
         THIS EXAMPLE.

1. Proposal to elect the following persons as Class III Directors to serve until the 2007 Annual Meeting and until their successors are duly elected and qualified.

         NOMINEES:                  (01)    RICHARD A. PACKER
                                    (02)    JAMES W. BIONDI, M.D.
                                    (03)    ROBERT J. HALLIDAY

                                    FOR                                WITHHELD
                                    ALL              [  ]     [  ]     FROM ALL
                                    NOMINEES                           NOMINEES

                                    [  ]________________________________________
                                         For all nominees except as noted above

2. Proposal to approve an amendment and restatement of the Zoll Medical Corporation 2001 Stock Incentive Plan.

                           FOR      [  ]    AGAINST  [  ]     ABSTAIN  [  ]

3. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.

Mark box at right if an address change or comment has been [ ] noted on the reverse side of this card.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 2003 Annual Report and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Signature:_______________ Date:________ Signature:_______________ Date:_________

                            ZOLL MEDICAL CORPORATION

               ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 11, 2004

     THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY

As a participant in the Zoll Medical Corporation Employee Savings Plan, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of Zoll Medical Corporation credited to your account at the Annual Stockholder Meeting to be held on February 11, 2004.

Your vote on these matters counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark one box for each proposal on the proxy card on the reverse side to indicate how your shares should be voted. Then, sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

UNLESS OTHERWISE REQUIRED BY LAW, THE SHARES CREDITED TO YOUR ACCOUNT WILL BE VOTED AS DIRECTED. IF A VALID CARD IS NOT RECEIVED BY FEBRUARY 9, 2004, THE SHARES CREDITED TO YOUR ACCOUNT WILL NOT BE VOTED.

Thank you in advance for your prompt consideration of these matters. This will help the Company avoid the expense of subsequent mailings.

     [ZOL4K -- ZOLL MEDICAL CORPORATION savings plan] [FILE NAME: ZZOL42.ELX]

                                DETACH HERE                               ZZOLC2


                            ZOLL MEDICAL CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                FEBRUARY 11, 2004

                  THIS PROXY IS SOLICITED ON BEHALF OF FIDELITY

The undersigned hereby constitutes and appoints Richard A. Packer and A. Ernest Whiton and each of them, as Proxies of the undersigned, with full power to appoint their substitutes, and authorizes each of them to represent and to vote all shares of Common Stock of Zoll Medical Corporation (the "Company") held by the undersigned as of the close of business on December 9, 2003, at the Annual Meeting of Stockholders to be held at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 on Wednesday, February 11, 2004, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR CLASS III DIRECTORS AND FOR THE APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE ZOLL MEDICAL CORPORATION 2001 STOCK INCENTIVE PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 AND A VOTE FOR PROPOSAL 2. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME(S) APPEAR(S) ON THE BOOKS OF THE COMPANY. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. TRUSTEES AND OTHER FIDUCIARIES SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN, AND WHERE MORE THAN ONE NAME APPEARS, A MAJORITY MUST SIGN. IF A CORPORATION, THIS SIGNATURE SHOULD BE THAT OF AN AUTHORIZED OFFICER WHO SHOULD STATE HIS OR HER TITLE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             ------------------------------------

-------------------------------             ------------------------------------

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